SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    August 26, 1998
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                             SALISBURY BANCORP, INC.
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               (Exact name of registrant as specified in charter)

          CONNECTICUT                                     06-1514263
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(State or other jurisdiction                          (IRS Employer
of incorporation)                                     Identification No.)


 5 BISSELL STREET, LAKEVILLE, CONNECTICUT                 06039-1868
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(Address of principal executive offices)             (zip code)


Registrant's telephone number, including area code:  (860) 435-9801
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Form 8-K, Current Report
Salisbury Bancorp, Inc.

Item 5.  Other Matters.
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                  The Board of Directors of Salisbury Bancorp,  Inc., the parent company of Salisbury Bank and Trust Company declared a $0.11 per share quarterly cash dividend at their August 26, 1998 Board Meeting.

                  The quarterly cash dividend will be paid on October 16, 1998 to stockholders of record as of September 30, 1998.

Item 7.  Financial Statements , Pro Forma Financial Information And Exhibits.
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                  c.     Exhibits.

                  99.    Press Release dated August 28, 1998

                  Exhibit Index                                  Page
                  ------------                                   ----

                  99. Press Release dated August 28, 1998.        3


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated: August 31, 1998                       SALISBURY BANCORP, INC.



                                             By: /s/ John F. Perotti
                                                 ---------------------------
                                                 John F. Perotti, President and
                                                 Chief Executive Officer


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


                                   EXHIBIT 99

                       PRESS RELEASE DATED AUGUST 28, 1998



SALISBURY BANCORP, INC. DECLARES QUARTERLY DIVIDEND OF $0.11

Lakeville, Connecticut, August 28, 1998/PRNewswire/--The Board of Directors of Salisbury Bancorp, Inc. (Amex: SAL), the parent company of Salisbury Bank and Trust Company declared a $0.11 per share quarterly cash dividend at their August 26, 1998 meeting.

The quarterly cash dividend will be paid on October 16, 1998 to stockholders of record as of September 30, 1998. Salisbury Bancorp's sole subsidiary, Salisbury Bank and Trust Company is a community bank with assets in excess of $180 million and capital in excess of $21 million, which has served the communities of Northwestern Connecticut and proximate communities in New York and Massachusetts for approximately 150 years. Salisbury Bank and Trust Company operates full service banking offices in Lakeville, Salisbury and Sharon, Connecticut.

Salisbury Bancorp, Inc. became the bank holding company for Salisbury Bank and Trust Company and began trading on the American Stock Exchange on August 24, 1998 through a reorganization in which shareholders of Salisbury Bank and Trust Company exchange each share of Bank stock for six shares of the common stock of Salisbury Bancorp, Inc.

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